Quarterly Holdings Report
for
Fidelity Freedom® Blend 2065 Fund
June 30, 2024
Y65-NPRT1-0824
1.9895828.105
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.31% 8/1/24 to 9/19/24 (b) (Cost $267,518)	270,000	267,528

Domestic Equity Funds - 52.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	1,242,078	24,531,034
Fidelity Series Commodity Strategy Fund (c)	16,846	1,638,577
Fidelity Series Large Cap Growth Index Fund (c)	683,303	15,770,625
Fidelity Series Large Cap Stock Fund (c)	698,649	16,027,011
Fidelity Series Large Cap Value Index Fund (c)	1,824,381	28,588,056
Fidelity Series Small Cap Core Fund (c)	87,557	1,008,652
Fidelity Series Small Cap Opportunities Fund (c)	327,576	4,893,987
Fidelity Series Value Discovery Fund (c)	689,640	10,551,497
TOTAL DOMESTIC EQUITY FUNDS (Cost $85,503,911)		103,009,439

International Equity Funds - 41.5%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	354,610	5,351,061
Fidelity Series Emerging Markets Fund (c)	571,260	5,261,303
Fidelity Series Emerging Markets Opportunities Fund (c)	1,126,627	21,191,858
Fidelity Series International Growth Fund (c)	750,944	13,757,296
Fidelity Series International Index Fund (c)	416,342	5,166,799
Fidelity Series International Small Cap Fund (c)	163,165	2,781,968
Fidelity Series International Value Fund (c)	1,097,253	13,869,281
Fidelity Series Overseas Fund (c)	979,176	13,777,001
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $73,039,712)		81,156,567

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	9,636	93,279
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	12,406	94,659
Fidelity Series Emerging Markets Debt Fund (c)	127,384	994,866
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	33,684	298,100
Fidelity Series Floating Rate High Income Fund (c)	20,977	188,370
Fidelity Series High Income Fund (c)	120,120	1,011,412
Fidelity Series Investment Grade Securitized Fund (c)	0	0
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,513,325	8,308,156
Fidelity Series Real Estate Income Fund (c)	19,497	188,927
TOTAL BOND FUNDS (Cost $11,781,470)		11,177,769

Short-Term Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $194,280)	194,241	194,280

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $170,786,891)	195,805,583
NET OTHER ASSETS (LIABILITIES) - 0.0%	(54,273)
NET ASSETS - 100.0%	195,751,310

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	1	Sep 2024	117,160	77	77
ICE MSCI Emerging Markets Index Contracts (United States)	10	Sep 2024	544,100	1,047	1,047

TOTAL EQUITY INDEX CONTRACTS					1,124

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	65	Sep 2024	7,148,984	41,654	41,654
CBOT 5-Year U.S. Treasury Note Contracts (United States)	37	Sep 2024	3,943,391	16,523	16,523
CBOT Long Term U.S. Treasury Bond Contracts (United States)	7	Sep 2024	828,188	7,565	7,565

TOTAL TREASURY CONTRACTS					65,742

TOTAL PURCHASED					66,866

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	7	Sep 2024	1,932,525	(3,609)	(3,609)

TOTAL FUTURES CONTRACTS					63,257
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 1.0%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $267,528.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	161,331	910,170	877,217	1,571	(4)	-	194,280	0.0%
Total	161,331	910,170	877,217	1,571	(4)	-	194,280

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	77,335	15,016	257	41	-	1,185	93,279
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	79,424	15,006	257	32	2	484	94,659
Fidelity Series Blue Chip Growth Fund	19,641,632	3,618,375	761,417	-	2,899	2,029,545	24,531,034
Fidelity Series Canada Fund	4,552,963	926,574	56,610	-	(1,155)	(70,711)	5,351,061
Fidelity Series Commodity Strategy Fund	1,074,582	546,694	8,617	-	385	25,533	1,638,577
Fidelity Series Emerging Markets Debt Fund	824,339	178,332	2,823	13,614	35	(5,017)	994,866
Fidelity Series Emerging Markets Debt Local Currency Fund	261,278	41,930	719	-	(3)	(4,386)	298,100
Fidelity Series Emerging Markets Fund	4,279,797	800,865	59,421	-	2,528	237,534	5,261,303
Fidelity Series Emerging Markets Opportunities Fund	17,246,365	3,379,683	437,617	-	23,092	980,335	21,191,858
Fidelity Series Floating Rate High Income Fund	156,375	33,865	513	3,917	(1)	(1,356)	188,370
Fidelity Series Government Money Market Fund 5.42%	532	-	532	1	-	-	-
Fidelity Series High Income Fund	841,473	176,214	2,772	14,491	(2)	(3,501)	1,011,412
Fidelity Series International Growth Fund	11,469,086	2,506,760	36,379	-	22	(182,193)	13,757,296
Fidelity Series International Index Fund	4,324,517	869,671	13,727	-	(76)	(13,586)	5,166,799
Fidelity Series International Small Cap Fund	2,402,993	455,889	7,699	-	29	(69,244)	2,781,968
Fidelity Series International Value Fund	11,549,856	2,384,130	114,255	-	(2,245)	51,795	13,869,281
Fidelity Series Large Cap Growth Index Fund	12,437,494	2,326,383	149,420	25,760	(1,278)	1,157,446	15,770,625
Fidelity Series Large Cap Stock Fund	13,195,397	2,415,884	274,515	-	(4,549)	694,794	16,027,011
Fidelity Series Large Cap Value Index Fund	23,592,839	5,570,615	74,318	-	(644)	(500,436)	28,588,056
Fidelity Series Long-Term Treasury Bond Index Fund	7,808,061	1,528,838	844,729	68,111	(15,670)	(168,344)	8,308,156
Fidelity Series Overseas Fund	11,495,767	2,311,071	50,132	-	(359)	20,654	13,777,001
Fidelity Series Real Estate Income Fund	156,524	32,757	513	2,808	4	155	188,927
Fidelity Series Small Cap Core Fund	230,696	1,000,402	216,064	4,052	(6,469)	87	1,008,652
Fidelity Series Small Cap Opportunities Fund	5,822,394	616,926	1,421,846	-	41,464	(164,951)	4,893,987
Fidelity Series Treasury Bill Index Fund	1,925	-	1,925	3	-	-	-
Fidelity Series Value Discovery Fund	8,685,489	2,198,096	27,482	-	447	(305,053)	10,551,497
	162,209,133	33,949,976	4,564,559	132,830	38,456	3,710,769	195,343,775

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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